UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2013

KEY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-21820	93-0822509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Avery Street
Walla Walla, Washington 99362
(Address of principal executive offices) (Zip Code)

(509) 529-2161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5—CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b)
This Current Report on Form 8-K/A supplements the Current Report on Form 8-K filed by Key Technology, Inc. (the “Company”) on June 25, 2013 disclosing the termination of James R. Brausen, Corporate Controller and Principal Accounting Officer, from all of his positions with the Company effective June 19, 2013. In connection with his termination, the Company subsequently entered into a Separation Agreement and General Release (the "Agreement") with Mr. Brausen and such agreement is attached as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits
The following exhibit is furnished with this Current Report on Form 8-K/A:
	99.1	Separation Agreement and General Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEY TECHNOLOGY, INC.

/s/ Jeffrey T. Siegal
Jeffrey T. Siegal
Vice President and Chief Financial Officer

Dated: July 17, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Separation Agreement and General Release